UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2015 (October 22, 2015)

MEAD JOHNSON NUTRITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 832-2420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:               Regulation FD Disclosure

In a press release dated October 2, 2015, Mead Johnson Nutrition Company (the “Company”) announced that it will hold its Investor Day in Chicago, Illinois on October 22, 2015.  Investor Day will be broadcast live on the Internet and can be accessed in the manner set forth in the press release.

The Company is furnishing herewith as exhibits copies materials that it expects to present at Investor Day.

Item 9.01:               Financial Statements and Exhibits

(d)                                 Exhibits

99.1                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.2                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.3                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.4                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.5                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.6                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.7                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.8                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

99.9                        Mead Johnson Nutrition Company Presentation dated October 22, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: October 22, 2015	By:	/s/ Michel Cup
Michel Cup
Executive Vice President and Chief Financial Officer

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